UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Lincoln Road, 5th Floor Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	BLNKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co. (the “Company”)

April 1, 2022

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2022, the Company filed Certificates of Withdrawal with the Secretary of State of the State of Nevada to withdraw each of the Certificates of Designation for the Company’s Series A Convertible Preferred Stock, Series B Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock. The Certificates of Withdrawal were effective upon filing, and no shares of the class or series of stock being withdrawn were outstanding at the time the Certificates of Withdrawal were filed. As a result, all shares of the Company’s preferred stock previously designated as Series A Convertible Preferred Stock, Series B Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock were eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation as to series. The withdrawal of the preferred stock designations did not require the approval of the stockholders of the Company.

Copies of each of the Certificates of Withdrawal are filed as Exhibits 3.1, 3.2, 3.3 and 3.4 to this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Withdrawal for Series A Convertible Preferred Stock.
3.2	Certificate of Withdrawal for Series B Preferred Stock.
3.3	Certificate of Withdrawal for Series C Convertible Preferred Stock.
3.4	Certificate of Withdrawal for Series D Convertible Preferred Stock.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: April 7, 2022	By:	/s/ Michael P. Rama
	Name:	Michael P. Rama
	Title:	Chief Financial Officer